SCHEDULE 14C INFORMATION

Information Statement Pursuant To Section 14(c) of the

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STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

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STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Small-Cap Equity Fund

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

One Iron Street

Boston, MA 02210

INFORMATION STATEMENT

May 8, 2023

Dear Shareholder or Contract Owner:

The enclosed Information Statement discusses actions that have been taken with respect to the State Street Institutional Small-Cap Equity Fund (the “Institutional Small-Cap Equity Fund”), a series of State Street Institutional Funds (the “Trust”) and the State Street Small-Cap Equity V.I.S. Fund (the “Small-Cap Equity V.I.S. Fund” and, together with the Institutional Small-Cap Equity Fund, each a “Fund” and collectively the “Funds”), a series of State Street Variable Insurance Series Funds, Inc. (the “Company”).

The Board of Trustees of the Trust and the Board of Directors of the Company have each approved a new investment sub-advisory agreement with Kennedy Capital Management LLC (“Kennedy”) with respect to each Fund. There will be no changes to either Fund’s investment objective and the aggregate advisory fee of each Fund will not increase as a result of this change.

The new sub-advisory agreement with Kennedy has been approved because the prior sub-advisory agreement with Kennedy, a current sub-adviser to the Funds, automatically terminated as a result of a change of control of Kennedy, as is required by the Investment Company Act of 1940, as amended. The Funds’ investment adviser believes that having Kennedy continue to serve as a sub-adviser to the Funds would be beneficial to both the Funds and their shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have any questions, please call 1-800-242-0134 and we will be glad to assist you. Thank you for your continued support of the Funds.

Very truly yours,

/s/ David Barr
Secretary
State Street Institutional Funds State Street Variable Insurance Series Funds, Inc.

STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Small-Cap Equity Fund

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Small-Cap Equity V.I.S. Fund

One Iron Street

Boston, MA 02210

INFORMATION STATEMENT

May 8, 2023

This Information Statement relates to the State Street Institutional Small-Cap Equity Fund (the “Institutional Small-Cap Equity Fund”), a series of State Street Institutional Funds (the “Trust”) and the State Street Small-Cap Equity V.I.S. Fund (the “Small-Cap Equity V.I.S. Fund” and, together with the Institutional Small-Cap Equity Fund, each a “Fund” and collectively the “Funds”), a series of State Street Variable Insurance Series Funds, Inc. (the “Company”). This Information Statement is being furnished on behalf of the Board of Trustees of the Trust to shareholders of the State Street Institutional Small-Cap Equity Fund as of record on May 2, 2023 (the “Record Date”), and on behalf of the Board of Directors of the Company by Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York (collectively, the “Insurance Companies”) to owners of variable annuity contracts and variable life insurance contracts (together, the “variable contracts”) issued by the Insurance Companies and having contract values on the Record Date, allocated to sub-accounts of certain separate accounts (the “Separate Accounts”) of the Insurance Companies that are invested in shares of the State Street Small-Cap Equity V.I.S. Fund. This Information Statement sometimes refers to variable contract owners of the Company as “shareholders” for ease of reference. This Information Statement and the attached materials are being mailed on or about May 8, 2023.

SSGA Funds Management, Inc. (“SSGA FM”) serves as the investment adviser and administrator to each Fund, and is located at One Iron Street, Boston, Massachusetts 02210. Champlain Investment Partners, LLC, Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP, and SouthernSun Asset Management, LLC each serve as an investment sub-adviser to the Funds. Their principal offices are located at 180 Battery Street, Burlington, VT 05401; 10829 Olive Boulevard, St. Louis, MO 63141; One Bridge Plaza, Suite 695, Fort Lee, NJ 07024; and 240 Madison Avenue, Suite 800, Memphis, Tennessee 38103. Each Fund’s principal underwriter is State Street Global Advisors Funds Distributors, LLC, whose principal office is located at One Iron Street, Boston, Massachusetts 02210. U.S. Bancorp Fund Services, LLC serves as each Fund’s transfer agent and is located at 615 East Michigan Street, Milwaukee, WI 53202.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The expenses incurred in connection with preparing and delivering this Information Statement will be borne by Kennedy. Copies of each Fund’s most recent annual report to shareholders are available on the Institutional Small-Cap Equity Fund’s website at https://www.ssga.com/us/en/investor/ic/resources/doc-viewer#sivix, and on the Small-Cap Equity V.I.S. Fund’s website at https://www.ssga.com/us/en/intermediary/ic/resources/doc-viewer#sssex, or will be furnished without charge upon request by writing to the Fund at One Iron Street, Boston, Massachusetts 02210, or by calling 1-800-352-9910 (for Genworth Life and Annuity Insurance Company and Genworth Life Insurance Company of New York).

With respect to the State Street Institutional Small-Cap Equity Fund, as of the Record Date: (i) there were issued and outstanding 61,929,212.011 and 100,219.334 shares of the Fund’s Investment Class and Service Class shares, respectively; Exhibit A lists the shareholders who, to the knowledge of the Trust, beneficially owned a 5% or greater voting interest in a class of shares of the Fund; and (ii) officers and Trustees of the Trust together beneficially owned (i.e., as shareholders) less than 1% of each class of the Fund’s shares.

With respect to the State Street Small-Cap Equity V.I.S. Fund, as of the Record Date: (i) there were issued and outstanding 2,061,271.178 shares of the Fund’s Class 1 shares; (ii) Exhibit A lists the variable contract owners who, to the knowledge of the Company, beneficially owned a 5% or greater voting interest in the Fund’s Class 1 shares; and (iii) officers and Directors of the Company, in the aggregate, beneficially owned (i.e., as owners of variable contracts) less than 1% of the Fund’s Class 1 shares.

Important Notice Regarding the Availability of the Information Statement:

This Information Statement and each Fund’s most recent annual report and semi-annual report to shareholders are available at on the Institutional Small-Cap Equity Fund’s website at https://www.ssga.com/us/en/investor/ic/resources/doc-viewer#sivix, and on the Small-Cap Equity V.I.S. Fund’s website at https://www.ssga.com/us/en/intermediary/ic/resources/doc-viewer#sssex.

By Order of the Board of Trustees/Directors

/s/ David Barr
David Barr
Secretary

Boston, MA
May 8, 2023

I.	Introduction

At a meeting held on February 7, 2023 (the “Board Meeting”), the Board of Trustees of the Trust, including the Trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Institutional Small-Cap Equity Fund (the “Independent Trustees”), considered and unanimously approved a new sub-advisory agreement (the “SSIF New Sub-Advisory Agreement”) by and among SSGA FM, the Trust on behalf of the Institutional Small-Cap Equity Fund, and Kennedy Capital Management LLC (“Kennedy” or the “Sub-Adviser”). Also at the Board Meeting, the Board of Directors of the Company (together with the Board of Trustees of the Trust, the “Board”), including the Directors of the Company who are not “interested persons” (as defined in the 1940 Act) of the Small-Cap Equity V.I.S. Fund (the “Independent Directors” and, together with the Independent Trustees, the “Independent Board Members”), considered and unanimously approved a new sub-advisory agreement by and among SSGA FM, the Company on behalf of the Small-Cap Equity V.I.S. Fund, and Kennedy (the “VIS New Sub-Advisory Agreement” and, together with the SSIF New Sub-Advisory Agreement, the “New Sub-Advisory Agreements.”).

Kennedy has served as an investment adviser to each Fund since September 10, 2010. On November 14, 2022, Kennedy and Azimut US Holdings Inc. (“Azimut”), a Florida corporation and an affiliate of Azimut Holding S.p.A. (“Azimut Holding”), an Italian company whose shares are listed on the Borsa Italiana, signed an agreement to form a partnership under which Azimut will purchase 35% of Kennedy’s equity capital on or after February 8, 2023, with the remaining ownership to continue to be held by existing Kennedy employees (the “Transaction”). Under the 1940 Act, the change in ownership of Kennedy is deemed a change in control. As required by Section 15 of the 1940 Act, the prior sub-advisory agreements between Kennedy and SSGA FM (the “Prior Sub-Advisory Agreements”) provided for their automatic termination in the event of an assignment. The Transaction constituted an assignment of the Prior Sub-Advisory Agreements, which caused each Prior Sub-Advisory Agreement to terminate in accordance with its terms.

SSGA FM recommended that the Board approve the New Sub-Advisory Agreements because SSGA FM believes that having Kennedy continue to serve as a sub-adviser would be beneficial to each Fund and its shareholders. The New Sub-Advisory Agreements became effective February 8, 2023. As a result of the Transaction and approval of the New Sub-Advisory Agreements, there were no changes in the nature, extent or quality of the sub-advisory services provided by Kennedy, or in the portfolio management of the Funds with respect to the assets it manages. Additionally, there was no increase in the sub-advisory fees paid to Kennedy by SSGA FM, nor was there any increase in the total advisory fees paid by the Funds as a result of the Transaction and approval of the New Sub-Advisory Agreements.

The total advisory fees paid to SSGA FM by each Fund and the total sub-advisory fees paid by SSGA FM to Kennedy for each Fund’s most recent fiscal year are shown in Exhibit B.

Pursuant to an exemptive order issued to SSGA FM by the U.S. Securities and Exchange Commission (the “SEC”), shareholder approval of the New Sub-Advisory Agreements was not required. The exemptive order permits SSGA FM, subject to the approval of the Board, including a majority of the Independent Board Members, to enter into sub-advisory agreements with sub-advisers with which it is not affiliated and to make certain changes to existing sub-advisory agreements without shareholder approval. Even though shareholder approval is not being sought with respect to the approval of the New Sub-Advisory Agreements, the exemptive order requires that the Funds provide shareholders with this Information Statement containing information about Kennedy, the circumstances surrounding the Board’s approval of the New Sub-Advisory Agreements, and the material terms of the New Sub-Advisory Agreements.

II.	Kennedy Capital Management LLC

A.	Information Regarding Kennedy

Kennedy is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and was founded in 1980. Kennedy provides customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals. Kennedy specializes in the small and mid-cap asset classes. On November 14, 2022, Kennedy and Azimut, an affiliate of Azimut Holding, signed an agreement to form a partnership under which Azimut will purchase 35% of Kennedy’s equity capital. As of March 31, 2023, Kennedy had approximately $3.57 billion both in discretionary and non-discretionary assets under management. Kennedy has served as one of the sub-advisers to the Funds since September 10, 2010.

SSGA FM has allocated a portion of each Fund’s assets to Kennedy (the “Kennedy Allocated Assets”) to be managed by a team of investment professionals led by led by Frank Latuda, Jr., CFA, and McAfee Burke, CFA. Mr. Latuda has served as a portfolio manager of the Funds since 2010. Mr. Latuda joined Kennedy as an equity analyst in 1997. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Burke has served as a portfolio manager of the Funds since 2022. Mr. Burke joined Kennedy as a research analyst in 2015. Prior to joining Kennedy, he worked as a portfolio manager and senior equity analyst for Delaware Investments for 8 years.

Additional information about Kennedy, including its principal executive officers and directors, and other investment companies that have an investment objective similar to that of the Fund for which Kennedy provides investment sub-advisory services, is provided in Exhibit C.

B.	Material Terms of the New Sub-Advisory Agreements

The following discussion is a description of the material terms of the New Sub-Advisory Agreements. This description is qualified in its entirety by reference to the form of the New Sub-Advisory Agreements, which are attached as Exhibit D and Exhibit E to this Information Statement.

Though the descriptions of certain duties and obligations differ between the New Sub-Advisory Agreements and the Prior Sub-Advisory Agreements, the agreements are substantially similar and provide for the same general duties and obligations among the parties. One material difference is that the New Sub-Advisory Agreements will be governed by Massachusetts law whereas the Prior Sub-Advisory Agreements are governed by New York law.

Under the New Sub-Advisory Agreements, the Sub-Adviser will provide, subject to the oversight and supervision of SSGA FM and the Board, a continuous investment program for each Fund with respect to the Kennedy Allocated Assets. The Sub-Adviser will determine from time to time what investments will be purchased, retained, or sold by each Fund and will be responsible for placing purchase and sell orders for each Fund. The Sub-Adviser will also consult with SSGA FM regarding matters pertaining to each Fund, including market strategy and portfolio characteristics. Among its duties under the New Sub-Advisory Agreements, the Sub-Adviser will (i) provide SSGA FM and the Board with reports and other information about each Fund, (ii) assist SSGA FM and the Board in determining the fair value of any illiquid investments held by each Fund, (iii) assist each Fund’s accounting services agent or SSGA FM to obtain independent sources of market values for other portfolio investments, and (iv) cooperate fully with SSGA FM and the Funds’ Chief Compliance Officer with respect to all compliance-related matters regarding each Fund.

The Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under the New Sub-Advisory Agreements. Each New Sub-Advisory Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board or by a vote of a majority of the Fund’s outstanding voting securities. The New Sub-Advisory Agreements are not assignable and may be terminated without penalty by either the Sub-Adviser or SSGA FM upon 60 days’ written notice to the other, by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Sub-Adviser. The New Sub-Advisory Agreements will automatically terminate in the event of their assignment (as defined in the 1940 Act) or upon the termination of the Fund’s investment advisory agreement with SSGA FM. The New Sub-Advisory Agreements provide that the Sub-Adviser may render similar sub-advisory services to other clients so long as the services that it provides under the New Sub-Advisory Agreements are not impaired thereby. Each New Sub-Advisory Agreement also provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund, the Company or Trust, as applicable, or its shareholders, or by SSGA FM except (i) any breach by the Sub-Adviser of its representations or warranties made in the applicable New Sub-Advisory Agreement; (ii) any willful misfeasance, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations in the applicable New Sub-Advisory Agreement; or (iii) any untrue statement of a material fact relating to the Sub-Adviser contained in the either of the Fund’s Prospectus, statement of additional information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser and its affiliated persons expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

Under the New Sub-Advisory Agreements, the Adviser, as applicable, agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out (i) any breach by the Adviser of its representations or warranties made herein; (ii) any willful misfeasance, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder; or (iii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser or its affiliated persons expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

Neither the sub-advisory fees paid to the Sub-Adviser by SSGA FM nor the advisory fee paid by the Fund to SSGA FM changed as a result of the Transaction and approval of the New Sub-Advisory Agreements. As described above, SSGA FM, and not the Funds, is responsible for payment of the sub-advisory fees to Kennedy under the New Sub-Advisory Agreements.

The Prior Sub-Advisory Agreements were each dated as of July 1, 2016, and were last approved by shareholders of the Fund on June 22, 2016.

C.	Approval of the New Sub-Advisory Agreement with Kennedy by the Board and the Independent Board Members

Overview of the Contract Review Process

The Board met in-person on February 7, 2023, including in executive sessions attended by the Independent Board Members, to consider a proposal to approve the New Sub-Advisory Agreements. Prior to voting on the proposal, the Independent Board Members, as well as the Board Member who is an “interested person” of the Adviser, reviewed information furnished by the Adviser and Sub-Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. In considering the New Sub-Advisory Agreements, the Board Members considered the information relating to the Funds and the Sub-Adviser provided to them in connection with the meeting on February 7, 2023, as well as information provided over the past year and information provided to them in connection with their meeting on May 11-12, 2022, which was the meeting in which the Board considered and approved the renewal of the Prior Sub-Advisory Agreements for the one-year period ending May 31, 2023 (the “Annual Renewal Meeting”). At the February 7, 2023 Meeting, the Sub-Adviser affirmed and updated prior information and representations provided to the Board, including information and representations provided in connection with the Annual Renewal Meeting. The Independent Board Members were separately represented by counsel who is independent of the Adviser and Sub-Adviser (“Independent Legal Counsel”) in connection with their consideration of approval of the New Sub-Advisory Agreements. The Independent Board Members also received a memorandum from their Independent Legal Counsel discussing the legal standards for their consideration of the New Sub-Advisory Agreements and discussed the New Sub-Advisory Agreements in a private session with their Independent Legal Counsel at which no representatives of the Adviser or Sub-Adviser were present.

The Independent Board Members considered, among other things, the following:

Information about Performance, Expenses and Fees

•	In connection with the Annual Renewal Meeting, a report prepared by an independent third-party provider of investment company data, which includes for each Fund:

•

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2021, to the performance of an appropriate benchmark constructed by Broadridge Financial Solutions, Inc. (“Broadridge”) for the Fund (the “Lipper Index”) and/or a universe of other mutual funds with similar investment objectives and policies (the “Performance Group” and/or the “Performance Universe”);

•

Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent third-party data provider (the “Expense Group” and/or “Expense Universe”);

•	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five calendar years; and

•	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	In connection with the February 7, 2023 meeting, a report prepared by the Sub-Adviser, which includes updated Fund performance information as of December 31, 2022.

•	Comparative information concerning fees charged by the Sub-Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Fund; and

•	Profitability analyses for the Sub-Adviser.

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Sub-Adviser, including its investment strategies and processes;

•	Information concerning the allocation of brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds.

Information about the Sub-Adviser

•	Reports detailing the financial results and condition of the Sub-Adviser;

•	Descriptions of the qualifications, education and experience of the individual investment and other professionals responsible for managing the portfolios of the Funds and for Fund operations;

•	Information relating to compliance with and the administration of the Code of Ethics adopted by the Sub-Adviser;

•	Information about the Sub-Adviser’s proxy voting policies and procedures and information regarding the Sub-Adviser’s practices for overseeing proxy vendors;

•

Information concerning the resources devoted by the Sub-Adviser to overseeing compliance by the Funds and their service providers, including information concerning compliance with investment policies and restrictions and other operating policies of the Funds;

•

A description of the adequacy and sophistication of the Sub-Adviser’s technology and systems with respect to investment and administrative matters and a description of any material improvements or changes in technology or systems in the past year;

•	A description of the business continuity and disaster recovery plans of the Sub-Adviser; and

•	Information regarding the Sub-Adviser’s risk management processes.

Other Relevant Information

•	Copies of the New Sub-Advisory Agreements;

•

Responses to a request for information in connection with the Annual Renewal Meeting, as updated at the February 7, 2023 meeting, requesting specific information from the Sub-Adviser, with respect to its operations relating to the Funds and its approximate profitability from such operations for the calendar years ended December 31, 2021 and December 31, 2022.

•	Materials provided by Broadridge, circulated to the Independent Board Members and to Independent Legal Counsel in connection with the Annual Renewal Meeting.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser and Sub-Adviser throughout the year at meetings of the Board and its committees. At such meetings, the Board Members received, among other things, presentations by the portfolio managers and other investment professionals of the Sub-Adviser relating to the performance of the Funds, and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Board Members were assisted throughout the contract review process by their Independent Legal Counsel. The Independent Board Members relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the New Sub-Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Board Member may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund. Representatives from the Sub-Adviser attended the February 7, 2023 meeting and informed the Board Members that there would not be any changes to the Funds’ portfolio management teams or investment processes as a result of the Transaction and also responded to questions from the Independent Board Members regarding Kennedy and the Transaction.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on February 7, 2023, the Board, including a majority of the Independent Board Members, voted to approve the New Sub-Advisory Agreements effective upon the Transaction for an initial two-year period.

Nature, Extent and Quality of Services

In considering whether to approve the New Sub-Advisory Agreements, the Board evaluated the nature, extent and quality of services provided to each Fund by the Sub-Adviser.

The Board considered the Sub-Adviser’s attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, its experienced professionals, access to significant technological resources and a favorable history and reputation. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the investment sub-advisory services provided by the Sub-Adviser. The Board also considered each Fund’s multi-manager structure and how the Sub-Adviser’s approach to small-cap investing fits within the Fund’s overall strategy.

The Board noted that because there would not be any changes to the Funds’ portfolio management teams or investment processes as a result of the Transaction, there is not expected to be any changes to the nature, extent and quality of services provided to the Funds by the Sub-Adviser.

On the basis of the foregoing and other relevant information, the Board concluded that the Sub-Adviser can reasonably be expected to continue to provide high quality investment management and related services for each Fund.

Fund Performance

At the Annual Renewal Meeting, the Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2021. The Board also reviews each Fund’s performance at each quarterly Board meeting thereafter. The Board also considered updated performance information provided by Kennedy for the portion of each Fund it manages (the “Fund Sleeve”) for various time periods ended December 31, 2022, and considered that the Fund Sleeve outperformed the benchmark index for the 1-, 3-, 5- and 10-year periods ended December 31, 2022.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Sub-Adviser in its management each Fund Sleeve is satisfactory.

Management Fees and Expenses

At the Annual Renewal Meeting, the Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by the Fund, as well as the fees paid to the Sub-Adviser by the Adviser, which reduced the net management fees retained by the Adviser. The Board also reviewed allocation of the total advisory fees between the Adviser and the Sub-Adviser. The Board considered that the sub-advisory fees payable by the Adviser to the Sub-Adviser under the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements are identical. . The Board also considered the comparability of the fees charged and the services provided to each Fund by the Sub-Adviser to the fees charged and services provided to other clients of the Sub-Adviser, including institutional accounts. The Board also considered that the sub-advisory fees are paid by the Adviser out of its advisory fees it receives from the Fund and are not paid by the Fund.

Profitability

The Board reviewed the level of profits realized by the Sub-Adviser in providing investment sub-advisory services to the Funds. The Board considered other direct and indirect benefits received by the Sub-Adviser in connection with its relationships with the Funds. The Board also noted that because the sub-advisory fee payable by the Adviser to the Sub-Adviser under the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements are identical, approval of the New Sub-Advisory Agreement is not expected to result in any change to the profitability of the Sub-Adviser.

The Board concluded that the profitability of the Sub-Adviser with respect to the Funds was reasonable in relation to the services provided.

Economies of Scale

The Board noted that the fees under the New Sub-Advisory Agreements are paid by the Adviser out of the advisory fees that the Adviser receives under the Advisory Agreement. Therefore, the Board concluded that the potential for economies of scale in the Sub-Adviser’s management of the Funds is not a material factor to the approval of the New Sub-Advisory Agreements.

Conclusions

In reaching its decision to approve the New Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Board Member may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of its deliberations, the Board, including the Independent Board Members, concluded that the Sub-Adviser possesses the capability and resources to perform the duties required of it under the New Sub-Advisory Agreements.

Further, based upon its review of the New Sub-Advisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Board Members, concluded that (1) the terms of the New Sub-Advisory Agreements are reasonable, fair, and in the best interests of the Funds and their respective shareholders, and (2) the rates payable under the New Sub-Advisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

III.	Other Information

Information Regarding the Trust

The Trust is an unincorporated statutory trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, and is registered with the SEC as an open-end management investment company under the 1940 Act. Two classes of shares of beneficial interest in the Fund are registered with the SEC under the Securities Act of 1933, as amended: Investment Class and Service Class. The principal executive offices of the Trust are located at One Iron Street, Boston, Massachusetts 02210.

Information Regarding the Company

The Company is a Virginia corporation organized on May 14, 1984, and is registered with the SEC as an open-end management investment company under the 1940 Act. One series of shares of capital stock representing an interest in the Fund is registered with the SEC under the Securities Act of 1933, as amended: Class 1. The principal executive offices of the Company are located at One Iron Street, Boston, Massachusetts 02210.

The Separate Accounts are the only shareholders of record of Class 1 shares of the Fund. Each Separate Account is a segregated asset account established by an Insurance Company. Certain Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts, whereas other Separate Accounts are excluded from the definition of “investment company” for purposes of the 1940 Act, and therefore are not registered with the SEC under the 1940 Act. Purchase payments made by a variable contract owner and contract value under a variable contract may be allocated to one or more of the sub-accounts of each Separate Account that invest in shares of the Fund.

Shareholder Proposals

As a general matter, the Funds do not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Funds, One Iron Street, Boston, Massachusetts 02210. They must be received by the Funds within a reasonable period of time before the Funds begin to print and send proxy materials.

Affiliated Brokerage

For the fiscal year ended September 30, 2022, the Institutional Small-Cap Equity Fund did not pay brokerage commissions to any affiliated broker-dealer.

For the fiscal year ended December 31, 2021, the Small-Cap Equity V.I.S. Fund did not pay brokerage commissions to any affiliated broker-dealer.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

EXHIBIT A

5% OR MORE BENEFICIAL OWNERSHIP OF FUND SHARES

To the Company’s knowledge, the following persons are the only persons known to be the beneficial owners of five percent or more of the State Street Small-Cap Equity V.I.S. Fund Fund’s Class 1 shares as of the Record Date.

Name and Address	Amount of Beneficial Ownership in Shares	Share Class	Percentage of Share Class
GENWORTH LIFE & ANNUITY ASSURANCE COMPANY SEPERATE ACCOUNT ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLR RICHMOND VA 23230-1702	1,994,069.946	Class 1	96.74%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owners of five percent or more of the State Street State Street Institutional Small-Cap Equity Fund’s Investment Class shares as of the Record Date.

Name and Address	Amount of Beneficial Ownership in Shares	Share Class	Percentage of Share Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	60,146, 933.021	Investment	97.12%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owners of five percent or more of the State Street State Street Institutional Small-Cap Equity Fund’s Service Class shares as of the Record Date.

Name and Address	Amount of Beneficial Ownership in Shares	Share Class	Percentage of Share Class
EMPOWER TRUST FBO FBO CERTAIN RETIREMENT PLANS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	50,636.676	Service	50.53%
JOHN HANCOCK TRUST COMPANY LLC LOCAL 8A-28A 401(K) RETIREMENT PLAN 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	28,655.112	Service	28.59%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	16,628.940	Service	16.59%

As of December 31, 2022, the Board Members and officers of the Company and the Trust owned, in the aggregate, less than 1% of the shares of each class (if applicable) of each Fund.

A-1

EXHIBIT B

INFORMATION ON AGGREGATE FEES PAID TO SSGA FM AND KENNEDY

During the fiscal year ended December 31, 2022, SSGA FM received total advisory and administration fees from the State Street Small-Cap Equity V.I.S. Fund in the amount of $274,105 .

During the fiscal year ended December 31, 2022, SSGA FM paid aggregate sub-advisory fees to the sub-advisers of the Small-Cap Equity V.I.S. Fund in the amount of $173,096.

During the fiscal year ended September 30, 2022, SSGA FM received total advisory and administration fees from the Institutional Small-Cap Equity Fund equal to $ 10,342,070.

During the fiscal year ended September 30, 2022, SSGA FM paid aggregate sub-advisory fees to the sub-advisers of the Institutional Small-Cap Equity Fund in the amount of $7,055,978.

B-1

EXHIBIT C

Additional Information Regarding Kennedy

Kennedy has its principal office located at 10829 Olive Boulevard, St. Louis, Missouri 63141. Schedules of the direct and indirect ownership Kennedy can be found on Part 1A of Kennedy’s Form ADV available at www.sec.gov.

Set forth below are the names and titles of the senior officers and directors of Kennedy. The address of each individual is the same as the principal office of Kennedy.

Directors:

Name	Title/Position
Donald M. Cobin	Chairman of the Board, President, Chief Executive Officer, Portfolio Manager
Francis A. Latuda	Director, Chief Investment Officer, Portfolio Manager
Giorgio Medda	Director
James J. Boyne	Director
Jean B. Barnard	Director, Director of Research, Portfolio Manager
Vittorio F. Pracca	Director

Officers:

Name	Title/Position
Donald M. Cobin	President, Chief Executive Officer, Portfolio Manager
Doris A. Hunt	Vice President, Chief Compliance Officer
Niraj S. Shah	Chief Strategy Officer
Patrick J. Wolcott	Vice President, Chief Operating Officer
Richard E. Oliver	Chief Financial Officer

Kennedy acts as investment adviser to the following registered investment companies that have a similar investment objective to the Funds:

Fund Name	Assets Under Management by Kennedy as of 12/31/22	Sub-Advisory Fee Rate
Kennedy Capital Management Small Cap Value Fund	$5.62M	.82%

The Sub-Adviser uses soft dollars. The Products and Services obtained assist Kennedy in the performance of its investment decision-making responsibilities. The investment decision-making process refers to the quantitative and qualitative processes and related tools used by Kennedy in rendering investment advice to its clients, including financial analysis, trading and risk analysis, securities selection, asset allocation, and suitability analysis. Products and Services may be in any form (e.g., written, oral or on-line) and may include (but are not limited to):

•	research products or services;

•	clearance;

•	settlement;

•	on-line pricing and financial information;

•	access to computerized data regarding clients’ accounts;

C-1

•	performance measurement data and services;

•	statistical information;

•	data on the pricing and availability of securities;

•	publications;

•	document retrieval services;

•	analyses and/or recommendations concerning specific sectors, industries, companies or securities;

•	market, economic, political or financial information studies and/or forecasts;

•	technical data, recommendations and general reports;

•	market quotation services;

•	custody;

•	access to brokerage conferences;

•	brokerage; and

•	computer databases.

None of the Board Members or officers of the Funds is an officer, employer, director, general partner or shareholder of Kennedy, or otherwise has any material direct or indirect interest in Kennedy or any person controlling, controlled by or under common control with Kennedy. Since October 1, 2022, the beginning of the Institutional Small Cap Equity Fund’s most recently completed fiscal year, no Trustee of the Trust has held, directly or indirectly, a material interest in any material transactions or material proposed transactions to which Kennedy, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party. In addition, since January 1, 2023, the beginning of the Small-Cap Equity V.I.S. Fund’s most recently completed fiscal year, no Director of the Company has held, directly or indirectly, a material interest in any material transactions or material proposed transactions to which Kennedy, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

2

EXHIBIT D

FORM OF SUB-ADVISORY AGREEMENT FOR THE STATE STREET SMALL-CAP EQUITY V.I.S.

FUND BETWEEN SSGA FM AND KENNEDY

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

STATE STREET SMALL-CAP EQUITY V.I.S. FUND

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of February 8, 2023, by and between SSGA FUNDS MANAGEMENT, INC., a Massachusetts corporation (the “Adviser”), and KENNEDY CAPITAL MANAGEMENT LLC, a Delaware Limited Liability Company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated July 1, 2016 with the STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (fka GE Investments Funds, Inc.), a Virginia corporation (“Company”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Directors of the Company (the “Board”) and the Adviser desire to retain the Sub-Adviser to render certain investment advisory and other services to the portfolio(s) specified in Appendix A hereto, a series of the Company (the “Fund”), in the manner and on the terms hereinafter set forth;

WHEREAS, subject to the approval of the Board, Adviser may retain additional sub-advisers to furnish similar investment advisory services to Adviser and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Company to select sub-advisers for the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Adviser and the Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth. The Sub-Adviser further acknowledges and agrees that such an appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser.

In the event that the Company establishes one or more series in addition to the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable to the Sub-Adviser with respect to each additional Fund. If the Sub-Adviser is willing to render such services, it shall so notify the Adviser in writing, whereupon each such additional Fund shall become a Fund hereunder. In such event, a writing signed by both the Adviser and the Sub-Adviser shall be annexed hereto as a part hereof indicating that each such additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for each such additional Fund.

2.	SERVICES TO BE RENDERED BY THE SUB-ADVISER

Subject to the supervision of the Adviser and the Board and consistent with its fiduciary duties to the Fund, the Sub-Adviser shall manage the investment operations and determine the composition of the assets assigned to the Sub-Adviser by the Adviser (“Portfolio”) of the Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with such Fund’s investment objective and policies as stated in the then-current prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for such Fund contained in the Company’s Registration Statement on Form N-1A, as such Prospectus and SAI are amended or supplemented from time to time. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, Fund or Company in any way. As part of the services it will provide hereunder, the Sub-Adviser shall:

(i)

provide supervision of the Portfolio’s investments, furnish a continuous investment program for the Portfolio, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested as cash;

(ii)

execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances shall do so only for this limited purpose as Adviser and the Company’s agent and attorney-in-fact (subject to the Adviser’s consideration and review). Sub-Adviser is granted the authority and shall negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and any other contracts and agreements related to derivatives transactions and holdings in the Fund;

(iii)

maintain books and records with respect to the Portfolio’s securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations providing services with respect to the

Portfolio; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board, including without limitation all material as reasonably may be requested by the Board pursuant to Section 15(c) of the 1940 Act, and the Sub-Adviser will attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(iv)

in accordance with procedures and methods established by the Board, which may be amended from time to time, provide reasonable assistance to the Adviser regarding the valuation of securities in the following manner when requested via email or otherwise by the Adviser or the Fund’s accounting agent. Upon the Adviser’s or Fund’s accounting agent’s request via email, the Sub-Adviser will provide input to reasonably assist the Adviser’s valuation committee in reaching a fair valuation determination when the Adviser or Fund’s accounting agent believes circumstances warrant it (i.e. during major market disruptions, trade halts or suspensions, complex corporate actions, etc.). If on any day the Sub-Adviser determines to override a vendor price for any security in any other portfolio it manages which is also held by the Portfolio, it will notify the Adviser of such determination and provide a fair value recommendation for such security. In addition, the Sub-Adviser will provide reasonable assistance to the Fund and its agents in validating inputs, assumptions and methodologies used by pricing vendors for securities in the Portfolio, and in determining whether prices obtained for valuation purposes reflect market price information relating to the assets of the Portfolio at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Fund’s net asset value per share. All parties acknowledge the Adviser is responsible for final pricing determinations and calculations, and the Sub-Adviser is not the Fund’s valuation agent. In addition, the Sub-Adviser shall provide the Company’s custodian on each business day with information relating to all transactions concerning the Portfolio’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(v)

provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Prospectus and SAI and any permissible reports and materials prepared by the Fund or its agent;

(vi)

provide the Adviser in a timely manner with all information relating to the Sub-Adviser necessary for preparation of, among other things, the Company’s Registration Statement, proxy statements, shareholder reports or other required filings/mailings, as may be needed from time to time;

(vii)

cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, custodian and foreign custodians, transfer agent and pricing agents, Chief Compliance Officer, and all other agents and representatives of the Company and Adviser that the Adviser and Sub-Adviser shall agree, and the Sub-Adviser, upon request from such person, shall keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information; and

(viii)	use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform its responsibilities in accordance with the following: (i) the Company’s Amended and Restated Articles of Incorporation, as the same may be hereafter modified and/or amended from time to time (“Articles of Incorporation”); (ii) the By-Laws of the Company, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the Prospectus and SAI of the Company filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented; (iv) the Investment Company Act, the Advisers Act, the applicable provisions of the Internal Revenue Code of 1986, as amended, and the Commodities Exchange Act and the rules and regulations under each, the interpretive opinions of the staff of the SEC, and all other federal and state laws or regulations applicable to the Company and the Fund; (v) the terms and conditions of exemptive and no-action relief granted to, or relied upon by, the Company as amended from time to time; (vi) the Company’s policies and procedures adopted from time to time by the Board; and (vii) the written instructions, policies and guidelines of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Articles of Incorporation, By-Laws, Prospectus and SAI and relevant policies and procedures adopted by the Board and by applicable exemptive and no action relief. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

In furnishing services hereunder, the Sub-Adviser will not consult with any other investment sub-adviser to (i) the Fund, (ii) any other Fund or (iii) any other investment company under common control with the Company concerning transactions of the Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This also shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Sub-Adviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Sub-Adviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Director of the Fund. Adviser shall also pay all fees payable to the Sub-Adviser pursuant to this Agreement.

The Sub-Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as required under the applicable laws, rules, and regulations) on behalf of the Fund.

The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein which may include brokers and dealers affiliated with the Sub-Adviser if and as permitted by applicable law. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Sub-Adviser shall seek to achieve for the Fund “best execution”, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Company and the Fund.

Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent consistent with the safe harbor set forth in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser or the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent consistent with Section 28(e), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board or the Adviser may authorize, but not require, the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Company is required to pay or for which the Company is required to arrange payment.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser and its affiliates, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carryout its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

The Sub-Adviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board and consistent with seeking the best interests of the Fund and its fiduciary duties to the Fund, exercise (or not exercise in its discretion) all rights of security holders with respect to securities held by the Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; and exercising rights in the context of a bankruptcy, default, restructuring or other reorganization. Unless the Adviser or the Board gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested in accordance with the Sub-Adviser’s proxy voting guidelines, a copy of which has been provided to the Adviser. The exercise of such authority shall be subject to periodic review by the Adviser and the Board.

3.	COMPENSATION OF THE SUB-ADVISER

The Adviser shall pay the Sub-Adviser an advisory fee with respect to the Portfolio as specified in Appendix A to this Agreement. Such fee shall be paid monthly within thirty (30) days of the end of the month. The Adviser and the Sub-Adviser agree that all sub-advisory fees will become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to the Fund and that the amount of such sub-advisory fees will be calculated by treating the termination date as the next fee computation date. The annual sub-advisory fee will be prorated for such sub-advisory fees owed through the termination date.

4.	LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Company as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Company, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any breach by the Sub-Adviser of its representations or warranties made herein; (ii) any willful misfeasance, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder; or (iii) any untrue statement of a material fact relating to the Sub-Adviser contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Company by the Sub-Adviser Indemnitees (as defined below) expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser. As used in this section, the term “Sub-Adviser” shall include any affiliates of the Sub-Adviser performing services for the Fund contemplated herein and partners, directors, officers and employees of the Sub-Adviser and such affiliates.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Company shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any breach by the Sub-Adviser of its representations or warranties made herein; (ii) any willful misfeasance, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder; or (iii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Company by the Sub-Adviser Indemnitees expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

5.	REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Portfolio as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or regulatory agency, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

6.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will provide the Board with a certification that it has adopted procedures reasonably necessary to prevent “access persons” as defined in Rule 17j-1 from violating the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics, but only to the extent such reports and/or records relate to the provision of services hereunder.

(c) The Sub-Adviser has adopted and implemented and will maintain (a) in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Sub-Adviser’s activities or services could affect the Fund, policies and procedures reasonably designed to prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund and Sub-Adviser. The Sub-Adviser shall provide access to the Adviser and its agents and representatives to its policies and procedures pertaining to its activities and duties hereunder and shall notify the Adviser, via quarterly certification or otherwise at the request of the Adviser, of: (1) any material changes to its policies and procedures; (2) any new policies and procedures as they pertain to activities or duties performed hereunder; and (3) the retirement of any policies and procedures as they pertain to activities or duties performed hereunder. The Sub-Adviser will promptly notify the Adviser upon detection of any material violations of the Sub-Adviser’s own compliance policies and procedures that relate to its activities or duties hereunder. The Sub-Adviser will promptly notify the Adviser upon detection of any material violations of the Sub-Adviser’s own compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Fund, the Company, the Adviser or the Sub-Adviser of which it is aware.

(d) The Sub-Adviser has provided the Company and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all material amendments to its Form ADV the Company and Adviser at least annually. Such amendments shall reflect those material changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser’s services hereunder, which are required by the Advisers Act.

(e) The Sub-Adviser will notify the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser with management responsibilities relating to the services hereunder, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund arising out of an assignment or change in control of the Sub-Adviser, including reimbursement of reasonable costs associated with preparing, printing and mailing information statements to shareholders of the Fund.

(f) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund in accordance with the Fund’s stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund’s or Sub-Adviser’s policies, guidelines or procedures related to the Fund.

(g) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(h) The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Company, Fund, Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund in its composite performance. Notwithstanding the foregoing, nothing in this Agreement shall be interpreted to prevent the Sub-Adviser from referring to the names of the Fund managed by the Sub-Adviser.

(i) The Sub-Adviser will promptly notify the Adviser and the Company if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

(j) The Sub-Adviser will promptly notify the Adviser and the Company to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Company and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Company materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

7.	USE OF NAMES

Nothing in this Agreement permits the Sub-Adviser to use the name, trade name, trademarks, service marks and/or logo of the Adviser, and/or any subsidiaries or affiliates of the Adviser in any communications (written, verbal or electronic), including publicity releases, advertising or sales activities or brochures, or similar written materials or activities, other than in communications which are solely internal to the Sub-Adviser or are with the Adviser, the Fund, or any of their respective officers, directors or employees, without the prior written consent of the Adviser. The Sub-Adviser hereby acknowledges that its name and/or trade name may be used for identification purposes as a part of or adjacent to the legal name of the Fund, and as such, may be used routinely in the ordinary course of business in filings with state and federal regulators, in internal communications, in reports to and communications with shareholders, in fund fact sheets and other marketing materials and in materials provided to the Board. The Sub-Adviser hereby grants the Adviser and the Fund the right to use the Sub-Adviser’s name in Fund communications. If this Agreement is terminated with respect to the Fund and the Sub-Adviser no longer serves as sub-adviser to the Fund, the Sub-Adviser reserves the right to withdraw from the Adviser and Company the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Sub-Adviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations.

8.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, Fund and Company are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities, provided the Sub-Adviser furnishes in its Form ADV adequate disclosure of possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. The Sub-Adviser shall be responsible for the actions of any such person in performing services with respect to the Fund to the same extent that the Sub-Adviser would be liable under the terms of this Agreement. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Company shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.	REGULATION

Each party agrees to provide reasonable cooperation to the other party in furtherance of this Agreement, including without limitation providing relevant information, reports, or other materials pursuant to a request or requirement of regulatory and administrative bodies having jurisdiction the party seeking such cooperation.

11.	RECORDS

The records relating to the services provided under this Agreement shall be the property of the Company and shall be under its control; however, the Company shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Company by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation or reasonably required in order to carryout its business. The Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and is either identified as confidential or by its nature or means of receipt would be considered confidential and disclose such information only if the Company has authorized such disclosure.

In the event that the Sub-Adviser is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any confidential information, the Sub-Adviser will provide prior written notice to the Adviser so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or the Adviser does not waive compliance with the terms of this Agreement, the Subadviser will furnish only that portion of the confidential information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the confidential information.

12.	DURATION OF AGREEMENT

This Agreement, unless sooner terminated as provided herein, shall continue for each Fund for two years following the effective date of this Agreement with respect to the Fund, and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually by a vote of a majority of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund; provided that such continuance shall also be approved by the vote of a majority of the Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) of any party to this Agreement.

13.	ASSIGNMENT AND TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party. This Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Company is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

14.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by written instrument at any time by the Sub-Adviser and the Adviser, subject to approval by the Board and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Fund’s outstanding voting securities. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Fund of the Company.

15.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

16.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.	NOTICES

All notices hereunder shall be provided in writing or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; or upon read receipt or reply if delivered by e-mail, at the following addresses:

To Adviser:

SSGA Funds Management, Inc.

Attn: Ellen Needham

1 Iron Street

Boston, MA 02210

Email: ellen_needham@ssga.com

To Sub-Adviser:

Kennedy Capital Management LLC

Attn: Donald Cobin

10829 Olive Boulevard

Saint Louis, MO 63141

Email: dcobin@kennedycapital.com, clientservice@kennedycapital.com

18.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

19.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.	RIGHTS OF FUND

The Company is hereby expressly made a third-party beneficiary of this Agreement and shall have the full right to enforce any and all provisions of this Agreement for its benefit and to proceed directly against the Sub-Adviser for any breach of any provision of this Agreement or for any loss, damage, claim, liability arising due to any act or omission on the part of the Sub-Adviser to the same extent as if the Fund itself were a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

KENNEDY CAPITAL MANAGEMENT LLC

By:	/s/ Donald Corbin
Name:	Donald Corbin
Title:	President

SSGA FUNDS MANAGEMENT, INC.

By:	/s/ Ellen M. Needham
Name:	Ellen M. Needham
Title:	President

APPENDIX A

Sub-Adviser Compensation

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

First $150 million	[REDACTED	]
Next $150 million	[REDACTED	]
Over $300 million	[REDACTED	]

The foregoing breakpoints and the annual rate to be paid by Adviser to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the small-cap equity strategy managed by Adviser and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Company, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.

EXHIBIT E

FORM OF SUB-ADVISORY AGREEMENT FOR THE STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND BETWEEN SSGA FM AND KENNEDY

STATE STREET INSTITUTIONAL FUNDS

STATE STREET INSTITUTIONAL SMALL-CAP EQUITY FUND

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of February 8, 2023, by and between SSGA FUNDS MANAGEMENT, INC., a Massachusetts corporation (the “Adviser”), and KENNEDY CAPITAL MANAGEMENT LLC, a Delaware Limited Liability Company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated July 1, 2016 with the STATE STREET INSTITUTIONAL FUNDS (fka GE Institutional Funds), a Delaware business trust (“Trust”) an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Trust (the “Board”) and the Adviser desire to retain the Sub-Adviser to render certain investment advisory and other services to the portfolio(s) specified in Appendix A hereto, a series of the Trust (the “Fund”), in the manner and on the terms hereinafter set forth;

WHEREAS, subject to the approval of the Board, Adviser may retain additional sub-advisers to furnish similar investment advisory services to Adviser and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select sub-advisers for the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Adviser and the Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth. The Sub-Adviser further acknowledges and agrees that such an appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser.

In the event that the Trust establishes one or more series in addition to the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory services hereunder, the Adviser shall so notify the Sub-Adviser in writing, indicating the advisory fee to be payable to the Sub-Adviser with respect to each additional Fund. If the Sub-Adviser is willing to render such services, it shall so notify the Adviser in writing, whereupon each such additional Fund shall become a Fund hereunder. In such event, a writing signed by both the Adviser and the Sub-Adviser shall be annexed hereto as a part hereof indicating that each such additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for each such additional Fund.

2.	SERVICES TO BE RENDERED BY THE SUB-ADVISER

Subject to the supervision of the Adviser and the Board and consistent with its fiduciary duties to the Fund, the Sub-Adviser shall manage the investment operations and determine the composition of the assets assigned to the Sub-Adviser by the Adviser (“Portfolio”) of the Fund, including the purchase, retention and disposition of the securities and other instruments held by the Fund, in accordance with such Fund’s investment objective and policies as stated in the then-current prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) for such Fund contained in the Trust’s Registration Statement on Form N-1A, as such Prospectus and SAI are amended or supplemented from time to time. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, Fund or Trust in any way. As part of the services it will provide hereunder, the Sub-Adviser shall:

(i)

provide supervision of the Portfolio’s investments, furnish a continuous investment program for the Portfolio, determine from time to time what investments or securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested as cash;

(ii)

execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances shall do so only for this limited purpose as Adviser and the Trust’s agent and attorney-in-fact (subject to the Adviser’s consideration and review). Sub-Adviser is granted the authority and shall negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and any other contracts and agreements related to derivatives transactions and holdings in the Fund;

(iii)

maintain books and records with respect to the Portfolio’s securities transactions and keep the Board and the Adviser fully informed on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in the Portfolio, the Sub-Adviser and its key investment personnel and operations providing services with respect to the

Portfolio; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board, including without limitation all material as reasonably may be requested by the Board pursuant to Section 15(c) of the 1940 Act, and the Sub-Adviser will attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(iv)

in accordance with procedures and methods established by the Board, which may be amended from time to time, provide reasonable assistance to the Adviser regarding the valuation of securities in the following manner when requested via email or otherwise by the Adviser or the Fund’s accounting agent. Upon the Adviser’s or Fund’s accounting agent’s request via email, the Sub-Adviser will provide input to reasonably assist the Adviser’s valuation committee in reaching a fair valuation determination when the Adviser or Fund’s accounting agent believes circumstances warrant it (i.e. during major market disruptions, trade halts or suspensions, complex corporate actions, etc.). If on any day the Sub-Adviser determines to override a vendor price for any security in any other portfolio it manages which is also held by the Portfolio, it will notify the Adviser of such determination and provide a fair value recommendation for such security. In addition, the Sub-Adviser will provide reasonable assistance to the Fund and its agents in validating inputs, assumptions and methodologies used by pricing vendors for securities in the Portfolio, and in determining whether prices obtained for valuation purposes reflect market price information relating to the assets of the Portfolio at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Fund’s net asset value per share. All parties acknowledge the Adviser is responsible for final pricing determinations and calculations, and the Sub-Adviser is not the Fund’s valuation agent. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning the Portfolio’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(v)

provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Portfolio and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Prospectus and SAI and any permissible reports and materials prepared by the Fund or its agent;

(vi)

provide the Adviser in a timely manner with all information relating to the Sub-Adviser necessary for preparation of, among other things, the Trust’s Registration Statement, proxy statements, shareholder reports or other required filings/mailings, as may be needed from time to time;

(vii)

cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, custodian and foreign custodians, transfer agent and pricing agents, Chief Compliance Officer, and all other agents and representatives of the Trust and Adviser that the Adviser and Sub-Adviser shall agree, and the Sub-Adviser, upon request from such person, shall keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information; and

(viii)	use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform its responsibilities in accordance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified and/or amended from time to time (“Trust Declaration”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the Prospectus and SAI of the Trust filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented; (iv) the Investment Company Act, the Advisers Act, the applicable provisions of the Internal Revenue Code of 1986, as amended, and the Commodities Exchange Act and the rules and regulations under each, the interpretive opinions of the staff of the SEC, and all other federal and state laws or regulations applicable to the Trust and the Fund; (v) the terms and conditions of exemptive and no-action relief granted to, or relied upon by, the Trust as amended from time to time; (vi) the Trust’s policies and procedures adopted from time to time by the Board; and (vii) the written instructions, policies and guidelines of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust Declaration, By-Laws, Prospectus and SAI and relevant policies and procedures adopted by the Board and by applicable exemptive and no action relief. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

In furnishing services hereunder, the Sub-Adviser will not consult with any other investment sub-adviser to (i) the Fund, (ii) any other Fund or (iii) any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This also shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Sub-Adviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Sub-Adviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund. Adviser shall also pay all fees payable to the Sub-Adviser pursuant to this Agreement.

The Sub-Adviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as required under the applicable laws, rules, and regulations) on behalf of the Fund.

The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein which may include brokers and dealers affiliated with the Sub-Adviser if and as permitted by applicable law. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Portfolio (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, in the name of the Fund or its nominees, the Sub-Adviser shall seek to achieve for the Fund “best execution”, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund.

Subject to the appropriate policies and procedures approved by the Board, the Sub-Adviser may, to the extent consistent with the safe harbor set forth in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser or the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other advisory clients. To the extent consistent with Section 28(e), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Board or the Adviser may authorize, but not require, the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser and its affiliates, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for the Portfolio any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

The Sub-Adviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board and consistent with seeking the best interests of the Fund and its fiduciary duties to the Fund, exercise (or not exercise in its discretion) all rights of security holders with respect to securities held by the Portfolio, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; and exercising rights in the context of a bankruptcy, default, restructuring or other reorganization. Unless the Adviser or the Board gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested in accordance with the Sub-Adviser’s proxy voting guidelines, a copy of which has been provided to the Adviser. The exercise of such authority shall be subject to periodic review by the Adviser and the Board.

3.	COMPENSATION OF THE SUB-ADVISER

The Adviser shall pay the Sub-Adviser an advisory fee with respect to the Portfolio as specified in Appendix A to this Agreement. Such fee shall be paid monthly within thirty (30) days of the end of the month. The Adviser and the Sub-Adviser agree that all sub-advisory fees will become due and owing to the Sub-Adviser promptly after the termination date of the Sub-Adviser with respect to the Fund and that the amount of such sub-advisory fees will be calculated by treating the termination date as the next fee computation date. The annual sub-advisory fee will be prorated for such sub-advisory fees owed through the termination date.

4.	LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any breach by the Sub-Adviser of its representations or warranties made herein; (ii) any willful misfeasance, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder; or (iii) any untrue statement of a material fact relating to the Sub-Adviser contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser. As used in this section, the term “Sub-Adviser” shall include any affiliates of the Sub-Adviser performing services for the Fund contemplated herein and partners, directors, officers and employees of the Sub-Adviser and such affiliates.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any breach by the Sub-Adviser of its representations or warranties made herein; (ii) any willful misfeasance, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder; or (iii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees expressly for use therein and provided that the Adviser gave the Sub-Adviser a reasonable advance opportunity to review and comment on all such Fund materials that relate to the Sub-Adviser.

5.	REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

(a) The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Portfolio as contemplated hereby.

(b) The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or regulatory agency, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

6.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet, for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The SubAdviser will provide the Board with a certification that it has adopted procedures reasonably necessary to prevent “access persons” as defined in Rule 17j-1 from violating the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics, but only to the extent such reports and/or records relate to the provision of services hereunder.

(c) The Sub-Adviser has adopted and implemented and will maintain (a) in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Sub-Adviser’s activities or services could affect the Fund, policies and procedures reasonably designed to prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the Investment Company Act) by the Fund and Sub-Adviser. The Sub-Adviser shall provide access to the Adviser and its agents and representatives to its policies and procedures pertaining to its activities and duties hereunder and shall notify the Adviser, via quarterly certification or otherwise at the request of the Adviser, of: (1) any material changes to its policies and procedures; (2) any new policies and procedures as they pertain to activities or duties performed hereunder; and (3) the retirement of any policies and procedures as they pertain to activities or duties performed hereunder. The Sub-Adviser will promptly notify the Adviser upon detection of any material violations of the Sub-Adviser’s own compliance policies and procedures that relate to its activities or duties hereunder. The Sub-Adviser will promptly notify the Adviser upon detection of any material violations of the Sub-Adviser’s own compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Fund, the Trust, the Adviser or the Sub-Adviser of which it is aware.

(d) The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of all material amendments to its Form ADV the Trust and Adviser at least annually. Such amendments shall reflect those material changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser’s services hereunder, which are required by the Advisers Act.

(e) The Sub-Adviser will notify the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser with management responsibilities relating to the services hereunder, in each case prior to or promptly after, such change. The Sub-Adviser agrees to bear all reasonable expenses of the Fund arising out of an assignment or change in control of the Sub-Adviser, including reimbursement of reasonable costs associated with preparing, printing and mailing information statements to shareholders of the Fund.

(f) The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund in accordance with the Fund’s stated investment objectives and policies or any applicable law; or (b) any material breach of any of the Fund’s or Sub-Adviser’s policies, guidelines or procedures related to the Fund.

(g) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(h) The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, Fund, Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Fund in its composite performance. Notwithstanding the foregoing, nothing in this Agreement shall be interpreted to prevent the Sub-Adviser from referring to the names of the Fund managed by the Sub-Adviser.

(i) The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

(j) The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

7.	USE OF NAMES

Nothing in this Agreement permits the Sub-Adviser to use the name, trade name, trademarks, service marks and/or logo of the Adviser, and/or any subsidiaries or affiliates of the Adviser in any communications (written, verbal or electronic), including publicity releases, advertising or sales activities or brochures, or similar written materials or activities, other than in communications which are solely internal to the Sub-Adviser or are with the Adviser, the Fund, or any of their respective officers, directors or employees, without the prior written consent of the Adviser. The Sub-Adviser hereby acknowledges that its name and/or trade name may be used for identification purposes as a part of or adjacent to the legal name of the Fund, and as such, may be used routinely in the ordinary course of business in filings with state and federal regulators, in internal communications, in reports to and communications with shareholders, in fund fact sheets and other marketing materials and in materials provided to the Board. The Sub-Adviser hereby grants the Adviser and the Fund the right to use the Sub-Adviser’s name in Fund communications. If this Agreement is terminated with respect to the Fund and the Sub-Adviser no longer serves as sub-adviser to the Fund, the Sub-Adviser reserves the right to withdraw from the Adviser and Trust the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Sub-Adviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations.

8.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, Fund and Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities, provided the Sub-Adviser furnishes in its Form ADV adequate disclosure of possible conflicts of interest and implements procedures designed to mitigate or eliminate such conflicts. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. The Sub-Adviser shall be responsible for the actions of any such person in performing services with respect to the Fund to the same extent that the Sub-Adviser would be liable under the terms of this Agreement. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.	REGULATION

Each party agrees to provide reasonable cooperation to the other party in furtherance of this Agreement, including without limitation providing relevant information, reports, or other materials pursuant to a request or requirement of regulatory and administrative bodies having jurisdiction the party seeking such cooperation.

11.	RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation or reasonably required in order to carryout its business. The Sub-Adviser shall keep confidential any information obtained in connection with its duties hereunder and is either identified as confidential or by its nature or means of receipt would be considered confidential and disclose such information only if the Trust has authorized such disclosure.

In the event that the Sub-Adviser is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any confidential information, the Sub-Adviser will provide prior written notice to the Adviser so that it may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Agreement. In the event that no such protective order or other remedy is obtained, or the Adviser does not waive compliance with the terms of this Agreement, the Subadviser will furnish only that portion of the confidential information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the confidential information.

12.	DURATION OF AGREEMENT

This Agreement, unless sooner terminated as provided herein, shall continue for each Fund for two years following the effective date of this Agreement with respect to the Fund, and thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually by a vote of a majority of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund; provided that such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) of any party to this Agreement.

13.	ASSIGNMENT AND TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party. This Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

14.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by written instrument at any time by the Sub-Adviser and the Adviser, subject to approval by the Board and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Fund’s outstanding voting securities.The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Fund of the Trust.

15.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

16.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.	NOTICES

All notices hereunder shall be provided in writing or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; or upon read receipt or reply if delivered by e-mail, at the following addresses:

To Adviser:

SSGA Funds Management, Inc.

Attn: Ellen Needham

1 Iron Street

Boston, MA 02210

Email: ellen_needham@ssga.com

To Sub-Adviser:

Kennedy Capital Management LLC

Attn: Donald Cobin

10829 Olive Boulevard

Saint Louis, MO 63141

Email: dcobin@kennedycapital.com, clientservice@kennedycapital.com

18.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

19.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.	RIGHTS OF FUND

The Trust is hereby expressly made a third-party beneficiary of this Agreement and shall have the full right to enforce any and all provisions of this Agreement for its benefit and to proceed directly against the Sub-Adviser for any breach of any provision of this Agreement or for any loss, damage, claim, liability arising due to any act or omission on the part of the Sub-Adviser to the same extent as if the Fund itself were a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

KENNEDY CAPITAL MANAGEMENT LLC

By:	/s/ Donald Corbin
Name:	Donald Corbin
Title:	President

SSGA FUNDS MANAGEMENT, INC.

By:	/s/ Ellen M. Needham
Name:	Ellen M. Needham
Title:	President

APPENDIX A

Sub-Adviser Compensation

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

First $150 million	[REDACTED]
Next $150 million	[REDACTED]
Over $300 million	[REDACTED]

The foregoing breakpoints and the annual rate to be paid by Adviser to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the small-cap equity strategy managed by Adviser and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.